UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  June 3, 2003




                                  ULTICOM, INC.
             (Exact name of registrant as specified in its charter)


        NEW JERSEY                         0-30121             22-2050748
  (State or other jurisdiction of        (Commission       (I.R.S. Employer
   incorporation or organization)        File Number)       Identification No.)


1020 BRIGGS ROAD, MOUNT LAUREL, NEW JERSEY                         08054
  (Address of principal executive offices)                       (Zip Code)


                                 (856) 787-2700
              (Registrant's telephone number, including area code)



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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits. The following exhibit is filed with this document:

           Exhibit 99.1 Press Release, dated June 3, 2003, reporting the financial results for Ulticom, Inc. for the first quarter ending April 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12-RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

           The following information is being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is included under Item 9 in accordance with SEC Release Nos. 33-8216 and 34-47583.

           On June 3, 2003, Ulticom, Inc. issued a press release announcing its financial results for the fiscal quarter ended April 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 to this report.

           The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ULTICOM, INC.


Dated:   June 3, 2003                             /s/ Mark Kissman
                                                  ------------------------------

                                                  Name:  Mark Kissman
                                                  Title: Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                              Description
-----------                              -----------

99.1                   Press Release, dated June 3, 2003 issued by Ulticom, Inc.